Aoxing Pharmaceutical Company Announces Special Funding From Hebei Province in China

Jersey City, NJ – 11/3/2011 -- Aoxing Pharmaceutical (NYSE Amex: AXN) ("Aoxing Pharma"), a specialty pharmaceutical company focusing on research, development, manufacturing and distribution of narcotic, pain-management, and addiction treatment pharmaceuticals, today announced that its operating subsidiary in China, Hebei Aoxing Pharmaceutical Group Company, has received a special funding of 2 million RMB (approximately $315,000) from the Industry and Information Technology Department and the Finance Department of Hebei Province in China.  The grant was for manufacturing facility improvements in the form of interest payment assistance on the Company’s existing bank loans.

Zhenjiang Yue, Aoxing Pharma’s Chairman and CEO, commented, “We appreciate the continued support from our local government here in China.”

About Aoxing Pharmaceutical Company, Inc.
Aoxing Pharmaceutical Company, Inc is a US incorporated specialty pharmaceutical company with its operations in China, specializing in research, development, manufacturing and distribution of a variety of narcotics and pain-management products. Headquartered in Shijiazhuang City, outside Beijing, Aoxing has the largest and most advanced manufacturing facility in China for highly regulated narcotic medicines. Its facility is one of the few GMP facilities licensed for the manufacture of narcotic medicines by the China State Food and Drug Administration (SFDA). It has a joint venture collaboration with Johnson Matthey Plc to produce and market narcotics and neurological drugs in China. It also has strategic alliance partnerships with QRxPharma, and Phoenix PharmaLabs, Inc.  For more information, please visit: www.aoxingpharma.com.

Safe Harbor Statement from Aoxing Pharmaceutical Company, Inc
Certain statements made in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. All forward-looking statements included herein are based upon information available to the Company as of the date hereof and, except as is expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason. To the extent that any statements made here are not historical, these statements are essentially forward-looking. The Company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and/or similar expressions to identify forward-looking statements in this press release. Undue reliance should not be placed on forward-looking information. The Company may also make written or oral forward-looking statements in its periodic reports filed with the U.S. Securities and Exchange Commission and other written materials and in oral statements made by its officers, directors or employees to third parties. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by these forward-looking statements. The economic, competitive, governmental, technological and other risk factors identified in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended June 30, 2011, may cause actual results or events to differ materially from those described in the forward looking statements in this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

CONTACT:

Aoxing Pharmaceutical Company:
Bob Ai
Chief Financial Officer
646-367-1767
investor.relations@aoxingpharma.com

Investor Relations:
The Trout Group
Brian Korb
646-378-2923
bkorb@troutgroup.com